Exhibit 99.1

The Bancorp, Inc. Reports Second Quarter 2013 Financial Results

Wilmington, DE – July 24, 2013 – The Bancorp, Inc. ("Bancorp") (NASDAQ: TBBK), a financial holding company, today reported financial results for the second quarter of 2013.

Net income for the second quarter of 2013 increased to $5.6 million compared to $3.9 million in the second quarter of 2012, an increase of 45%.

Financial Highlights

•	72% increase in adjusted operating earnings, a non GAAP measure, to $18.7 million for the second quarter of 2013 versus $10.8 million for the quarter ended June 30, 2012.

•
25% increase in diluted earnings per share to $0.15 for the second quarter of 2013 versus $0.12 for the second quarter of 2012.  The number of shares used in calculating diluted earnings per share increased to 38.0 million from 33.1 million in 2012.

•	41% increase in total quarterly revenues to $48.5 million compared to $34.4 million in second quarter 2012.

•	107% increase in quarterly non-interest income, to $21.9 million compared to $10.6 million in second quarter 2012, excluding security gains and other than temporary impairment charges.

•	63% increase in prepaid card fees, to $11.5 million compared to $7.1 million in second quarter 2012.

13% increase in quarterly net interest income to $23.6 million compared to $20.9 million in second quarter 2012.

Betsy Z. Cohen, Bancorp’s Chief Executive Officer, said, “Our earnings growth in the second quarter was propelled by increases both in net interest and non-interest income.  These drivers resulted in growth of 72% in adjusted operating earnings, 45% in net income and 25% in earnings per diluted share. Our efficiency ratio of 61% was improved from 67% a year ago.  Our leadership position in the prepaid card industry is a primary vector of growth and related fee income which increased 63% to $11.5 million for the quarter, compared to the prior year quarter.  Average deposits for the second quarter, net of terminations, grew 35% and reflected growth in all major deposit categories.  At June 30, 2013 our portfolio of loans and securities had grown to $3.1 billion, an increase of $730 million, or 30% over June 30, 2012. Outstanding loans increased 12% over that period.  Asset growth within our targeted lending segments – Small Business Administration (SBA), security backed lines of credit and small fleet leasing – contributed disproportionately. Although total loans increased by 12%, SBA loans grew 111%, security backed lines of credit by 22% and small fleet leasing by 23%.  Despite the growth, the Company remains well capitalized, with book value per share increasing 8%, from $8.54 at June 30, 2012 to $9.21 at June 30, 2013.”

Financial Results

Bancorp reported net income available to common shareholders for the three months ended June 30, 2013 of $5.6 million, or diluted earnings per share of $0.15, based on 37,974,814 weighted average diluted shares outstanding, compared to net income available to common shareholders of $3.9 million, or diluted earnings per share of $0.12, based on 33,147,791 weighted average diluted shares outstanding, for the three months ended June 30, 2012.  Adjusted operating earnings, a non-GAAP measure, increased to $18.7 million for the three months ended June 30, 2013 compared to $10.8 million for the three months ended June 30, 2012.  The following is a reconciliation of net income available to common shareholders to adjusted operating earnings, a non-GAAP measure:

	Quarter ended		For the six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012

Net income available to common shareholders	$5,592	$3,854	$12,998	$7,826
Income tax expense	3,262	2,150	7,693	4,377
Gains on sales of investment securities	(476)	-	(743)	-
Other than temporary impairment on securities	-	126	20	126
Losses and write-downs on other real estate owned	815	421	1,066	1,872
Provision for loan and lease losses	9,500	4,287	15,000	9,507
Adjusted operating earnings (1)	$18,693	$10,838	$36,034	$23,708

(1)
As a supplement to GAAP, Bancorp has provided this non-GAAP performance measure. Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance.  Management utilizes adjusted operating earnings to measure the combined impact of changes in net interest income, non-interest income and certain other expenses.  Other companies may calculate adjusted operating earnings differently.  Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

Conference Call Webcast

You may access the LIVE webcast of Bancorp's Quarterly Earnings Conference Call at 8:00 AM EDT Thursday, July 25, 2013 by clicking on the webcast link on Bancorp's homepage at www.thebancorp.com. Or, you may dial 866.788.0542, access code 92497956.  You may listen to the replay of the webcast following the live call on Bancorp's investor relations website or telephonically until Thursday, August 1, 2013 by dialing 888.286.8010, access code 66571819.

About Bancorp

The Bancorp, Inc. is a financial holding company that operates The Bancorp Bank, an FDIC-insured commercial bank that delivers a full array of financial services both directly and through private-label affinity programs.  The Bancorp Bank’s regional community bank operations serve the needs of small and mid-size businesses and their principals in the Philadelphia-Wilmington region.

Forward Looking Statements

Statements in this earnings release regarding The Bancorp, Inc.’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including but not limited to the words “may,” “believe,” “will,” “expect,” “look,” “anticipate,” “estimate,” “continue,” or similar words.  For further discussion of the risks and uncertainties to which these forward-looking statements may be subject, see The Bancorp, Inc.’s filings with the SEC, including the “Risk Factors” sections of The Bancorp Inc.’s filings. These risks and uncertainties could cause actual results to differ materially from those projected in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.

The Bancorp, Inc. Contact
Andres Viroslav
215-861-7990
aviroslav@thebancorp.com

The Bancorp, Inc.
Financial highlights
(unaudited)
	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
	(dollars in thousands except per share data)
Condensed income statement
Net interest income	$23,579	$20,881	$46,263	$41,797
Provision for loan and lease losses	9,500	4,287	15,000	9,507
Non-interest income
Gain on sales of investment securities	476	-	743	-
Other than temporary impairment of investment securities	-	(126)	(20)	(126)
Other non-interest income	21,886	10,575	40,771	22,865
Total non-interest income	22,362	10,449	41,494	22,739
Non-interest expense
Losses and write downs on other real estate owned	815	421	1,066	1,872
Other non-interest expense	26,772	20,618	51,000	40,954
Total non-interest expense	27,587	21,039	52,066	42,826
Income before income tax expense	8,854	6,004	20,691	12,203
Income tax expense	3,262	2,150	7,693	4,377
Net income available to common shareholders	$5,592	$3,854	$12,998	$7,826

Basic earnings per share	$0.15	$0.12	$0.35	$0.24

Diluted earnings per share	$0.15	$0.12	$0.34	$0.24
Weighted average shares - basic	37,343,396	33,101,281	37,317,750	33,099,303
Weighted average shares - diluted	37,974,814	33,147,791	37,877,712	33,114,968

Balance sheet	June 30,	March 31,	December 31,	June 30,
	2013	2013	2012	2012
	(dollars in thousands)
Assets:
Cash and cash equivalents
Cash and due from banks	$21,560	$14,108	$19,982	$5,560
Interest earning deposits at Federal Reserve Bank	622,989	1,102,217	948,111	692,582
Securities sold under agreements to repurchase	40,240	22,831	-	-
Total cash and cash equivalents	684,789	1,139,156	968,093	698,142

Investment securities, available-for-sale, at fair value	1,021,848	898,653	718,065	582,219
Investment securities, held-to-maturity	95,662	45,064	45,179	17,796
Federal Home Loan Bank & Atlantic Central Bankers Bank stock	3,209	3,094	3,621	4,596
Loans held for sale, at fair value	49,355	28,402	11,341	-
Loans, net of deferred fees and costs	1,967,382	1,968,890	1,902,854	1,804,312
Allowance for loan and lease losses	(40,274)	(34,883)	(33,040)	(31,171)
Loans, net	1,927,108	1,934,007	1,869,814	1,773,141
Premises and equipment, net	13,709	10,965	10,368	8,694
Accrued interest receivable	12,360	11,521	9,857	9,297
Intangible assets, net	6,503	6,753	7,004	7,504
Other real estate owned	6,308	4,543	4,241	4,919
Deferred tax asset, net	27,613	23,055	22,789	20,716
Other assets	28,031	26,882	29,287	23,178
Total assets	$3,876,495	$4,132,095	$3,699,659	$3,150,202

Liabilities:
Deposits
Demand and interest checking	$2,963,170	$3,197,039	$2,775,207	$2,335,960
Savings and money market	469,238	495,001	517,098	456,614
Time deposits	12,502	12,602	12,582	20,619
Time deposits, $100,000 and over	5,747	8,343	8,334	9,104
Total deposits	3,450,657	3,712,985	3,313,221	2,822,297

Securities sold under agreements to repurchase	19,059	16,672	18,548	21,948
Accrued interest payable	95	95	103	127
Subordinated debenture	13,401	13,401	13,401	13,401
Other liabilities	49,091	42,866	17,709	9,555
Total liabilities	$3,532,303	$3,786,019	$3,362,982	$2,867,328

Shareholders' equity:
Common stock - authorized, 50,000,000 shares of $1.00 par value; 37,462,939 and 33,196,281 shares issued at June 30, 2013 and 2012, respectively	37,463	37,434	37,247	33,201
Treasury stock (100,000 shares)	(866)	(866)	(866)	(866)
Additional paid-in capital	286,321	285,009	282,708	243,284
Retained earnings (accumulated deficit)	19,993	14,753	7,347	(1,451)
Accumulated other comprehensive income	1,281	9,746	10,241	8,706
Total shareholders' equity	344,192	346,076	336,677	282,874
Total liabilities and shareholders' equity	$3,876,495	$4,132,095	$3,699,659	$3,150,202

Average balance sheet and net interest income	Three months ended June 30, 2013			Three months ended June 30, 2012
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs**	$1,991,622	$20,774	4.17%	$1,780,071	$19,125	4.30%
Leases - bank qualified*	13,800	208	6.03%	13,770	207	6.01%
Investment securities-taxable	836,299	3,801	1.82%	435,903	3,371	3.09%
Investment securities-nontaxable*	206,629	1,342	2.60%	105,869	1,096	4.14%
Interest earning deposits at Federal Reserve Bank	841,315	505	0.24%	954,213	605	0.25%
Federal funds sold/securities purchased under agreement to resell	33,761	98	1.16%	-	-
Net interest earning assets	3,923,426	26,728	2.72%	3,289,826	24,404	2.97%

Allowance for loan and lease losses	(36,596)			(32,101)
Other assets	85,476			126,547
	$3,972,306			$3,384,272

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,083,831	$1,901	0.25%	$2,580,647	$2,094	0.32%
Savings and money market	482,722	528	0.44%	448,571	626	0.56%
Time	18,310	47	1.03%	29,862	106	1.42%
Total deposits	3,584,863	2,476	0.28%	3,059,080	2,826	0.37%

Repurchase agreements	17,057	12	0.28%	22,255	24	0.43%
Subordinated debt	13,401	118	3.52%	13,401	217	6.48%
Total deposits and interest bearing liabilities	3,615,321	2,606	0.29%	3,094,736	3,067	0.40%

Other liabilities	9,379			9,551
Total liabilities	3,624,700			3,104,287

Shareholders' equity	347,606			279,985
	$3,972,306			$3,384,272
Net interest income on tax equivalent basis*		24,122			21,337

Tax equivalent adjustment		543			456

Net interest income		$23,579			$20,881
Net interest margin *			2.46%			2.59%

* Fully taxable equivalent basis, using a 35% statutory tax rate.
** Includes loans held for sale.

Average balance sheet and net interest income	Six months ended June 30, 2013			Six months ended June 30, 2012
(dollars in thousands)	Average		Average	Average		Average
Assets:	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Loans net of unearned fees and costs**	$1,960,399	$40,964	4.18%	$1,756,910	$37,948	4.32%
Leases - bank qualified*	14,096	407	5.77%	12,105	397	6.56%
Investment securities-taxable	759,899	7,288	1.92%	402,949	6,561	3.26%
Investment securities-nontaxable*	166,648	2,460	2.95%	101,126	2,161	4.27%
Interest earning deposits at Federal Reserve Bank	1,091,219	1,343	0.25%	1,325,250	1,658	0.25%
Federal funds sold/securities purchased under agreement to resell	27,107	122	0.90%	-	-
Net interest-earning assets	4,019,368	52,584	2.62%	3,598,340	48,725	2.71%

Allowance for loan and lease losses	(35,722)			(31,388)
Other assets	85,102			179,115
	$4,068,748			$3,746,067

Liabilities and Shareholders' Equity:
Deposits:
Demand and interest checking	$3,170,543	$3,767	0.24%	$2,936,649	$4,088	0.28%
Savings and money market	494,383	1,106	0.45%	453,213	1,257	0.55%
Time	19,607	101	1.03%	30,608	203	1.33%
Total deposits	3,684,533	4,974	0.27%	3,420,470	5,548	0.32%

Repurchase agreements	16,413	26	0.32%	25,257	51	0.40%
Subordinated debt	13,401	318	4.75%	13,401	434	6.48%
Total deposits and interest bearing liabilities	3,714,347	5,318	0.29%	3,459,128	6,033	0.35%

Other liabilities	10,455			10,078
Total liabilities	3,724,802			3,469,206

Shareholders' equity	343,946			276,861
	$4,068,748			$3,746,067
Net interest income on tax equivalent basis*		47,266			42,692

Tax equivalent adjustment		1,003			895

Net interest income		$46,263			$41,797
Net interest margin *			2.35%			2.37%

* Fully taxable equivalent basis using a 35% statutory tax rate
** Includes loans held for sale.

Allowance for loan and lease losses:	Six months ended		For year ended
	June 30,	June 30,	December 31,
	2013	2012	2012
	(dollars in thousands)

Balance in the allowance for loan and lease losses at beginning of period	$33,040	$29,568	$29,568

Loans charged-off:
Commercial	3,733	4,099	9,508
Construction	4,382	4,838	11,318
Lease financing	-	87	87
Residential mortgage	54	-	-
Consumer	186	258	340
Total	8,355	9,282	21,253

Recoveries:
Commercial	51	1,272	2,093
Construction	481	9	96
Lease financing	8	12	13
Residential mortgage	-	85	85
Consumer	49	-	-
Total	589	1,378	2,287
Net charge-offs	7,766	7,904	18,966
Provision charged to operations	15,000	9,507	22,438

Balance in allowance for loan and lease losses at end of period	$40,274	$31,171	$33,040
Net charge-offs/average loans	0.39%	0.45%	1.04%
Net charge-offs/average loans (annualized)	0.79%	0.89%	1.04%

Loan portfolio:	June 30,	March 31,	December 31,	June 30,
	2013	2013	2012	2012
	(dollars in thousands)

Commercial	$481,537	$477,690	$470,109	$441,167
Commercial mortgage (1)	651,034	673,916	617,069	596,639
Construction	266,911	263,579	258,684	269,636
Total commercial loans	1,399,482	1,415,185	1,345,862	1,307,442
Direct lease financing	172,250	157,508	156,697	140,012
Residential mortgage	93,960	94,238	97,717	97,226
Consumer loans and others	295,576	296,370	296,915	255,769
	1,961,268	1,963,301	1,897,191	1,800,449
Unamortized loan fees and costs	6,114	5,589	5,663	3,863
Total loans, net of deferred loan fees and costs	$1,967,382	$1,968,890	$1,902,854	$1,804,312

Supplemental loan data:
Construction 1-4 family	$64,144	$65,669	$60,343	$79,546
Commercial construction, acquisition and development	202,767	197,910	198,341	190,090
	$266,911	$263,579	$258,684	$269,636
(1) At June 30, 2013 our owner-occupied loans amounted to $173 million, or 26.3% of commercial mortgages.

Capital Ratios	Tier 1 capital	Tier 1 capital	Total capital
	to average assets	to risk-weighted assets	to risk-weighted assets
As of June 30, 2013
Bancorp	8.83%	14.47%	15.73%
The Bancorp Bank	6.83%	11.23%	12.48%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

As of December 31, 2012
Bancorp	10.00%	16.39%	17.64%
The Bancorp Bank	7.25%	11.91%	13.16%
"Well capitalized" institution (under FDIC regulations)	5.00%	6.00%	10.00%

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Selected operating ratios:
Return on average assets (annualized)	0.56%	0.46%	0.64%	0.42%
Return on average equity (annualized)	6.45%	5.54%	7.62%	5.72%
Net interest margin	2.46%	2.59%	2.35%	2.37%
Efficiency ratio (1)	60.68%	67.15%	59.84%	66.36%
Book value per share	$9.21	$8.54	$9.21	$8.54

	June 30,	March 31,	December 31,	June 30,
	2013	2013	2012	2012
Asset quality ratios:
Nonperforming loans to total loans (2)	2.16%	1.80%	1.56%	1.55%
Nonperforming assets to total assets (2)	1.26%	0.97%	0.92%	1.04%
Allowance for loan and lease losses to total loans	2.05%	1.77%	1.74%	1.73%

Nonaccrual loans	$41,743	$34,063	$25,190	$24,815
Other real estate owned	6,308	4,543	4,241	4,919
Total nonperforming assets	$48,051	$38,606	$29,431	$29,734

Loans 90 days past due still accruing interest	$755	$1,291	$4,435	$3,105

(1) As a supplement to GAAP, Bancorp has provided this non-GAAP performance result. The Bancorp believes that this non-GAAP financial measure is useful because it allows investors to assess its operating performance. Management utilizes the efficiency ratio to measure overhead as a percentage of revenue. Other companies may calculate the efficiency ratio differently. Although this non-GAAP financial measure is intended to enhance investors’ understanding of Bancorp’s business and performance, it should not be considered, and is not intended to be, a substitute for net income calculated pursuant to GAAP.

	Three months ended		Six months ended
	June 30,		June 30,
	2013	2012	2013	2012
Reconciliation of the efficiency ratio, a non-GAAP measure:
Non-interest expense (a)	$27,587	$21,039	$52,066	$42,826

Net interest income	23,579	20,881	46,263	41,797
Non-interest income	22,362	10,449	41,494	22,739
Less: Gain on sale of securities	(476)	-	(743)	-
Adjusted net interest and non-interest income (b)	$45,465	$31,330	$87,014	$64,536

(a) divided by (b)	60.68%	67.15%	59.84%	66.36%

(2) Nonperforming loan and asset ratios include nonaccrual loans and loans 90 days past due still accruing interest.